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               PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT
      IN RESPECT OF THE QUARTERLY PERIOD FROM 08 MAY 2003 TO 07 AUGUST 2003


NOTE INFORMATION

                                                                                             CLASS A NOTES         A$ CLASS B NOTES
                                                                                        -------------------------------------------
Original Principal Balance of each class of Note at the time of their issue               US$1,000,000,000.00       A$54,000,000.00

Principal Balance of each class of Note at the end of the immediately preceding
Quarterly Payment Date                                                                    US$1,000,000,000.00       A$54,000,000.00

Amount to be applied towards payment of principal on each class of Note on this
Quarterly Payment Date                                                                          US$0.00                 A$0.00

Principal Balance of each class of Note after payments referred to above have been
applied                                                                                   US$1,000,000,000.00       A$54,000,000.00

Note Factor at the end of the Quarterly Payment Date                                          1.000000000             1.000000000

Amount to be applied towards payment of interest on each class of Note on this
Quarterly Payment Date                                                                      US$3,884,444.44          A$749,283.29

LIBOR / BBSW in respect of this quarterly period                                               1.29000%                4.75500%

Rate of interest payable on each class of Note in respect of this quarterly period             1.52000%                5.50500%


A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 30 July 2003 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY

Redraw Facility Principal at the commencement of this Quarterly Payment Date                 A$250,000.00
Redraw Facility Principal at the end of this Quarterly Payment Date                          A$250,000.00
Redraw Facility Principal repaid during the quarterly period                                    A$0.00
Aggregate Subordinate Funded Further Advance  Amounts in relation to the
Quarterly Payment Date                                                                        A$4,813.73
Interest paid on Redraw Facility Principal during the quarterly period                        A$3,024.66

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Date                     A$8,965,652
Principal Cash Balance at the end of this Quarterly Payment Date                              A$8,965,652

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Date                                 A$0
Income Reserve at the end of this Quarterly Payment Date                                          A$0


COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date               A$38,280,900
Less : Principal Cash Balance at the end of the Quarterly Payment Date                        A$8,965,652
Less : Income Reserve at the end of the Quarterly Payment Date                                    A$0
                                                                                        ------------------------
Collections (other than Principal Cash Balance and Income Reserve) at the end of
the Quarterly Payment Date                                                                    A$29,315,248

Less : Collections to be applied towards repayment of Redraw Facility Principal
on the Quarterly Payment Date                                                                     A$0

Less : Collections to be applied towards payment of Expenses of the Trust in
respect of this quarterly period                                                              A$29,315,248
                                                                                        ------------------------
Collections to be applied towards repayment of US$ Notes on the Quarterly Payment
Date                                                                                              A$0
                                                                                        ------------------------

Principal Collections (net of redraws) in relation to this Quarterly Payment Date            A$128,976,958
Less : Principal Collections applied or retained by the Trust to be applied
towards the acquisition of substitute housing loans                                          A$128,976,958
Less : Principal Collections to be applied towards repayment of Redraw Facility
Principal on the Quarterly Payment Date                                                           A$0
                                                                                        ------------------------
Principal Collections to be applied towards repayment of US$ Notes on the Quarterly
Payment Date                                                                                      A$0
                                                                                        ------------------------

(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

        PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT IN RESPECT OF THE QUARTERLY PERIOD FROM 08 MAY 2003 TO 07 AUGUST 2003 (continued)



HOUSING LOAN POOL INFORMATION IN AUD

                                                                                            MAXIMUM               MINIMUM
                                               NUMBER OF HOUSING   NUMBER OF HOUSING     CURRENT HOUSING       CURRENT HOUSING
                                                    LOANS            LOAN ACCOUNTS          LOAN BALANCE         LOAN BALANCE
                                               -----------------------------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                              9,345              10,982                A$1,000,000             A$0


                                                   WEIGHTED
                                                AVERAGE ORIGINAL                   MAXIMUM ORIGINAL        TOTAL VALUATION OF THE
                                               LOAN-TO-VALUE RATIO                LOAN-TO-VALUE RATIO        SECURITY PROPERTIES
                                               -----------------------------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                                  75.69%                           95.00%                A$2,746,611,009


                                                     OUTSTANDING             OUTSTANDING      OUTSTANDING BALANCE      AVERAGE
                                                      BALANCE OF           BALANCE OF FIXED   OF VARIABLE RATE     CURRENT HOUSING
                                                    HOUSING LOANS         RATE HOUSING LOANS    HOUSING LOANS        LOAN BALANCE
                                               -----------------------------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                              A$1,781,981,026          A$131,249,032       A$1,650,731,994       A$190,688


                                               MAXIMUM REMAINING TERM       WEIGHTED AVERAGE REMAINING        WEIGHTED AVERAGE
                                                     TO MATURITY                 TERM TO MATURITY                 SEASONING
                                               -----------------------------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                                 360 months                   344 months                     16 months

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances
(not being subordinated further advances)
made during the period                                    A$0.00

DELINQUENCY INFORMATION

As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

                                                                               OUTSTANDING BALANCE OF THE   PERCENTAGE OF POOL BY
                                    NUMBER OF HOUSING      PERCENTAGE OF POOL     APPLICABLE DELINQUENT     OUTSTANDING BALANCE OF
                                          LOANS                BY NUMBER              HOUSING LOANS              HOUSING LOANS
                                    -----------------------------------------------------------------------------------------------
30 - 59 days                                27                   0.25%                A$5,448,632.42                 0.31%
60 - 89 days                                16                   0.15%                A$4,664,565.35                 0.26%
90 - 119 days                               4                    0.04%                A$1,096,990.43                 0.06%
Greater than 120 days                       4                    0.04%                A$1,223,352.82                 0.07%
                                    -----------------------------------------------------------------------------------------------
Total Arrears                              51                    0.48%               A$12,433,541.02                 0.70%
                                    ===============================================================================================

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

Amount of mortgage insurance claims made:               A$0.00
Amount of mortgage insurance claims paid:               A$0.00
Amount of mortgage insurance claims pending:            A$0.00
Amount of mortgage insurance claims denied:             A$0.00


                                  Page 2 of 2